Exhibit 10.14

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT

BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS

AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED

IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[******]”

Memorandum of Understanding

KOEI JAPAN Co., Ltd. (hereinafter referred to as “Party A”) and Maki Wagner (hereinafter referred to as “Party B”) hereby enter into this Memorandum of Understanding, having agreed as follows regarding the amount of compensation specified in Article 8, Paragraph 1 of the “Consulting Services Agreement” (hereinafter referred to as “this Agreement”) entered into between Party A and Party B on August 1, 2024.

Article 1:	Party A shall pay Party B a monthly fee of $4,000 (USD) as consideration for the services provided under this Agreement.

Article 2:	This Memorandum of Understanding shall take effect on February 1, 2025, and shall remain in effect for the duration of the Agreement.

Article 3:	Matters not provided for in this Memorandum of Understanding shall be determined through consultation between Party A and Party B.

In witness whereof, this Memorandum of Understanding has been executed in two (2) original copies, each signed and sealed by Party A and Party B, with each party retaining one copy.

February 1, 2025

Party A:	1-13-3 Fukuura, Kanazawa-ku, Yokohama City, Kanagawa Prefecture
KOEI JAPAN Co., Ltd.
Representative Director: Mamoru Iwamoto

/s/ Mamoru Iwamoto

Party B:	[******],TX [******], U.S.A.
[******]
Maki Wagner

/s/ Maki Wagner